Exhibit 99.1

FOR IMMEDIATE RELEASE	Nasdaq: NSIT
INSIGHT ENTERPRISES, INC. REPORTS SECOND QUARTER 2008 RESULTS
TEMPE, Ariz. — August 11, 2008 — Insight Enterprises, Inc. (Nasdaq: NSIT) (the “Company”) today reported results of operations for the quarter ended June 30, 2008.
Second Quarter Highlights
•	Net sales increased 9% to $1.40 billion.

•	Gross profit grew 9% to $201.7 million.

•	Net earnings from continuing operations before a charge for goodwill impairment remained flat at $26.9 million.* (Net loss from continuing operations of ($174.3 million) including charge for goodwill impairment.)

•	Diluted EPS from continuing operations before a charge for goodwill impairment grew 7% to $0.58.* (Diluted EPS from continuing operations of ($3.74) including charge for goodwill impairment.)

•	Second quarter 2008 results from continuing operations include $313.9 million, $201.2 million net of tax, for a non-cash goodwill impairment charge, which represented the entire goodwill balance of the North America operating segment.

•	Second quarter 2008 results from continuing operations include $3.5 million, $2.3 million net of tax, for severance and restructuring expenses. Annualized savings of $4.0 million to $5.5 million are targeted from restructuring activities in the second quarter.

•	Second quarter 2007 results include severance expenses of $2.8 million, $1.7 million net of tax, and expenses of $4.3 million, $2.6 million net of tax, for professional fees and costs associated with the Company’s stock option review.

•	Completed the acquisition of Calence, LLC on April 1, 2008.
* A tabular reconciliation of financial measures prepared in accordance with United States generally accepted accounting principles (“GAAP”) to non-GAAP financial measures is included at the end of this press release.
“We are pleased with our overall results in the second quarter and feel we have regained some of the ground we lost in the first quarter,” said Rich Fennessy, President and Chief Executive Officer. “Having said this, we still have our work cut out for us in the second half of the year as we continue to compete in a challenging demand environment.”
- MORE -

Insight Enterprises, Inc.	1305 West Auto Drive	Tempe, Arizona 85284	480-902-1001	FAX 480-760-8958

Insight Q2 2008 Results, Page 2	August 11, 2008
SEGMENT OVERVIEW
Net sales in North America increased 4% to $956.9 million in the second quarter. These results include the results of Calence, the acquisition that closed on April 1, which more than offset declines in the North America legacy hardware business. Net sales in the software category were relatively flat compared to the record-level net sales reported for this category in the prior year, reflecting the success of the sales and marketing initiatives the Company implemented early in the quarter. Calence was neutral to EPS, as expected, but contributed positively to net sales, gross profit and earnings from operations during the quarter.
EMEA recorded very strong results in the second quarter. Net sales increased 15% to $382.3 million and gross profit grew an impressive 25%. The hardware business in the United Kingdom returned to positive growth during the quarter, reflecting actions taken late in the first quarter. The software and services categories performed very well in EMEA, posting sales growth of 21% and 33%, respectively.
The Company’s APAC segment also had a very strong second quarter, more than doubling its net sales and its earnings from operations compared to the second quarter of 2007.
GUIDANCE
Given the overall uncertainty within the IT market and expected softness in the second half of the year, the Company is maintaining its previously issued outlook that full-year diluted earnings per share will be between $1.50 and $1.60.* This estimate excludes the goodwill impairment charge, severance, restructuring and any other nonrecurring charges.
* A tabular reconciliation of financial measures prepared in accordance with GAAP to non-GAAP financial measures is included at the end of this press release.
CONFERENCE CALL AND WEBCAST
The Company will host a conference call and live webcast today at 5:00 p.m. ET to discuss second quarter 2008 results of operations. To access the teleconference, please dial 866-362-4831 (US & Canada) or 617-597-5347 (International) and enter the participant code 65604861. The live webcast (in listen-only mode) and subsequent replays of the conference call will be available online on the investor relations section of our website, insight.com, at http://www.insight.com/site/static/investor_relations.cfm.
- MORE -

Insight Enterprises, Inc.	1305 West Auto Drive	Tempe, Arizona 85284	480-902-1001	FAX 480-760-8958

Insight Q2 2008 Results, Page 3	August 11, 2008
Financial Summary Table
(in thousands, except per share data and percentages)

	Three Months Ended June 30,			Six Months Ended June 30,
Insight Enterprises, Inc.	2008	2007	% change	2008	2007	% change
Net sales	$1,397,722	$1,283,449	9%	$2,505,511	$2,407,424	4%
Gross profit	$201,742	$184,813	9%	$354,897	$337,988	5%
(Loss) earnings from operations — GAAP	$(267,624)	$43,649	(713%)	$(249,323)	$67,066	(472%)
Earnings from operations — non-GAAP*	$46,325	$43,649	6%	$64,626	$67,066	(4%)
Net (loss) earnings from continuing operations — GAAP	$(174,277)	$26,809	(750%)	$(163,757)	$39,105	(519%)
Net earnings from continuing operations — non-GAAP*	$26,890	$26,809	—	$37,410	$39,105	(4%)
Diluted EPS from continuing operations — GAAP	$(3.74)	$0.54	(793%)	$(3.44)	$0.79	(535%)
Diluted EPS from continuing operations — non-GAAP*	$0.58	$0.54	7%	$0.78	$0.79	(1%)

North America
Net sales	$956,945	$923,899	4%	$1,723,369	$1,701,100	1%
Gross profit	$135,942	$134,189	1%	$239,957	$246,105	(2%)
(Loss) earnings from operations — GAAP	$(285,620)	$30,256	(1,044%)	$(273,833)	$47,402	(678%)
Earnings from operations — non-GAAP*	$28,329	$30,256	(6%)	$40,116	$47,402	(15%)

EMEA
Net sales	$382,271	$331,903	15%	$700,493	$659,279	6%
Gross profit	$56,326	$45,040	25%	$101,701	$83,511	22%
Earnings from operations	$14,066	$11,570	22%	$21,020	$18,030	17%

APAC
Net sales	$58,506	$27,647	112%	$81,649	$47,045	74%
Gross profit	$9,474	$5,584	70%	$13,239	$8,372	58%
Earnings from operations	$3,930	$1,823	116%	$3,490	$1,634	114%
* A tabular reconciliation of financial measures prepared in accordance with GAAP to non-GAAP financial measures is included at the end of this press release.
USE OF NON-GAAP FINANCIAL MEASURES
The non-GAAP financial measures in 2008 exclude the goodwill impairment charge and the tax effect of this item. We exclude goodwill impairment charges when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for the individual operating segments. These non-GAAP measures are used to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare our results to competitors’ financial results. We believe that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and competitors’ results and assist in forecasting performance for future periods because they exclude items we believe to be outside of normal operating results. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
- MORE -

Insight Enterprises, Inc.	1305 West Auto Drive	Tempe, Arizona 85284	480-902-1001	FAX 480-760-8958

Insight Q2 2008 Results, Page 4	August 11, 2008
FORWARD-LOOKING INFORMATION
Certain statements in this release and the related conference call and webcast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including our estimated diluted earnings per share for 2008 and the expected cost savings from restructuring activities, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statement. Some of the important factors that could cause our actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2007:
•	changes in the information technology industry and/or the economic environment;

•	our reliance on partners for product availability, marketing funds, purchasing incentives and competitive products to sell;

•	disruptions in our information technology systems and voice and data networks, including the system upgrade and the migration of acquired businesses to our information technology systems and voice and data networks;

•	the integration and operation of acquired businesses, including our ability to achieve expected benefits of the acquisitions;

•	actions of our competitors, including manufacturers and publishers of products we sell;

•	the informal inquiry from the Securities and Exchange Commission (“SEC”) and stockholder litigation related to our historical stock option granting practices and the related restatement of our consolidated financial statements;

•	the risks associated with international operations;

•	seasonal changes in demand for sales of software licenses;

•	increased debt and interest expense and lower availability on our financing facilities and changes in the overall capital markets that could increase our borrowing costs or reduce future availability of financing;

•	exposure to currency exchange risks and volatility in the U.S. dollar exchange rate;

•	our dependence on key personnel;

•	risk that purchased goodwill or intangible assets become impaired;

•	failure to comply with the terms and conditions of our public sector contracts;

•	rapid changes in product standards; and

•	intellectual property infringement claims and challenges to our registered trademarks and trade names.
Additionally, there may be other risks that are otherwise described from time to time in the reports that we file with the SEC. Any forward-looking statements in this release should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. We assume no obligation to update, and do not intend to update, any forward-looking statements. We do not endorse any projections regarding future performance made by third parties.

Contacts:	Glynis Bryan	Helen Johnson
	Chief Financial Officer	Senior VP, Treasurer
	Tel. 480-333-3390	Tel. 480-333-3234
	Email glynis.bryan@insight.com	Email helen.johnson@insight.com
- MORE -

Insight Enterprises, Inc.	1305 West Auto Drive	Tempe, Arizona 85284	480-902-1001	FAX 480-760-8958

Insight Q2 2008 Results, Page 5	August 11, 2008
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Net sales	$1,397,722	$1,283,449	$2,505,511	$2,407,424
Costs of goods sold	1,195,980	1,098,636	2,150,614	2,069,436

Gross profit	201,742	184,813	354,897	337,988
Selling and administrative expenses	151,909	138,323	284,863	268,081
Goodwill impairment	313,949	—	313,949	—
Severance and restructuring expenses	3,508	2,841	5,408	2,841

(Loss) earnings from operations	(267,624)	43,649	(249,323)	67,066
Non-operating (income) expense:
Interest income	(700)	(396)	(1,301)	(1,054)
Interest expense	3,948	2,981	6,664	7,286
Net foreign currency exchange loss (gain)	1,055	(3,002)	118	(3,656)
Other expense, net	171	496	490	713

(Loss) earnings from continuing operations before income taxes	(272,098)	43,570	(255,294)	63,777
Income tax (benefit) expense	(97,821)	16,761	(91,537)	24,672

Net (loss) earnings from continuing operations	(174,277)	26,809	(163,757)	39,105
Net earnings from a discontinued operation	—	—	—	4,972

Net (loss) earnings	$(174,277)	$26,809	$(163,757)	$44,077

Net (loss) earnings per share — Basic:
Net (loss) earnings from continuing operations	$(3.74)	$0.55	$(3.44)	$0.80
Net earnings from a discontinued operation	—	—	—	0.10

Net (loss) earnings per share	$(3.74)	$0.55	$(3.44)	$0.90

Net (loss) earnings per share — Diluted:
Net (loss) earnings from continuing operations	$(3.74)	$0.54	$(3.44)	$0.79
Net earnings from a discontinued operation	—	—	—	0.10

Net (loss) earnings per share	$(3.74)	$0.54	$(3.44)	$0.89

Shares used in per share calculations:
Basic	46,594	49,099	47,567	49,054

Diluted	46,594	49,402	47,567	49,346

- MORE -

Insight Enterprises, Inc.	1305 West Auto Drive	Tempe, Arizona 85284	480-902-1001	FAX 480-760-8958

Insight Q2 2008 Results, Page 6	August 11, 2008
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(In thousands)
(Unaudited)

	June 30,	December 31,
	2008	2007
ASSETS
Current assets:
Cash and cash equivalents	$109,563	$56,718
Accounts receivable, net	1,222,860	1,072,612
Inventories	98,924	98,863
Inventories not available for sale	31,379	21,450
Deferred income taxes	21,905	22,020
Other current assets	33,499	38,916

Total current assets	1,518,130	1,310,579

Property and equipment, net	166,864	158,467
Goodwill	91,640	306,742
Intangible assets, net	104,750	80,922
Deferred income taxes	111,319	392
Other assets	19,344	10,076

	$2,012,047	$1,867,178

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$873,551	$685,578
Accrued expenses and other current liabilities	114,660	113,891
Current portion of long-term debt	—	15,000
Deferred revenue	54,376	42,885

Total current liabilities	1,042,587	857,354

Long-term debt	339,000	187,250
Deferred income taxes	28,455	27,305
Other liabilities	24,259	20,075

	1,434,301	1,091,984

Stockholders’ equity:
Preferred stock	—	—
Common stock	456	485
Additional paid-in capital	366,663	386,139
Retained earnings	154,788	340,641
Accumulated other comprehensive income — foreign currency translation adjustments	55,839	47,929

Total stockholders’ equity	577,746	775,194

	$2,012,047	$1,867,178

- MORE -

Insight Enterprises, Inc.	1305 West Auto Drive	Tempe, Arizona 85284	480-902-1001	FAX 480-760-8958

Insight Q2 2008 Results, Page 7	August 11, 2008
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2008	2007
Cash flows from operating activities:
Net (loss) earnings from continuing operations	$(163,757)	$39,105
Plus: net earnings from a discontinued operation	—	4,972

Net (loss) earnings	(163,757)	44,077
Adjustments to reconcile net (loss) earnings to net cash provided by operating activities:
Goodwill impairment	313,949	—
Depreciation and amortization	19,408	17,641
Provision for losses on accounts receivable	1,529	1,459
Write-downs of inventories	4,275	2,841
Non-cash stock-based compensation	5,638	5,663
Gain on sale of a discontinued operation	—	(7,937)
Excess tax benefit from employee gains on stock-based compensation	(108)	(45)
Deferred income taxes	(110,270)	(2,753)
Changes in assets and liabilities:
Increase in accounts receivable	(90,819)	(42,488)
(Increase) decrease in inventories	(14,217)	484
Decrease in other current assets	14,505	11,759
Decrease (increase) in other assets	2,406	(2,221)
Increase in accounts payable	141,297	105,175
Increase (decrease) in deferred revenue	8,289	(12,937)
Decrease in accrued expenses and other liabilities	(13,084)	(17,172)

Net cash provided by operating activities	119,041	103,546

Cash flows from investing activities:
Acquisition of Calence, net of cash acquired	(124,671)	—
Proceeds from sale of a discontinued operation, net of direct expenses	(900)	28,631
Purchases of property and equipment	(15,617)	(18,867)

Net cash (used in) provided by investing activities	(141,188)	9,764

Cash flows from financing activities:
Borrowings on senior revolving credit facility	372,770	—
Repayments on senior revolving credit facility	(176,770)	—
Borrowings on long-term financing facility	181,500	262,000
Repayments on long-term financing facility	(184,500)	(398,000)
Repayments on term loan	(56,250)	(3,750)
Net borrowings on short-term line of credit	—	27,000
Repayments on assumed debt	(7,083)	—
Deferred financing fees	(3,300)	—
Proceeds from sales of common stock under employee stock plans	3,078	2,475
Excess tax benefit from employee gains on stock-based compensation	108	45
Payment of payroll taxes on stock-based compensation through shares withheld	(1,983)	—
Repurchases of common stock	(50,000)	—
Decrease in book overdrafts	(3,893)	(15,606)

Net cash provided by (used in) financing activities	73,677	(125,836)

Foreign currency exchange effect on cash flows	1,315	3,973

Increase (decrease) in cash and cash equivalents	52,845	(8,553)
Cash and cash equivalents at beginning of period	56,718	54,697

Cash and cash equivalents at end of period	$109,563	$46,144

- MORE -

Insight Enterprises, Inc.	1305 West Auto Drive	Tempe, Arizona 85284	480-902-1001	FAX 480-760-8958

Insight Q2 2008 Results, Page 8	August 11, 2008
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Quarterly Select Operating Segment Statistics
(Unaudited)

	Three Months Ended
	June 30,
North America	2008	2007	Change
Number of shipping days	64	63	1 day
Number of account executives	1,455	1,336	9%
Net sales per account executive(a)	$696,720	$707,968	(2%)
Gross profit per account executive(b)	$98,974	$102,827	(4%)
Sales mix (as a % of net sales):(c)
Networking and connectivity	18%	10%	98	% (d)
Notebooks and PDA’s	9%	11%	(14	%)(d)
Servers and storage	8%	11%	(26	%)(d)
Desktops	6%	6%	7	% (d)
Printers	3%	4%	(19	%)(d)
Memory and processors	2%	4%	(48	%)(d)
Supplies and accessories	3%	4%	(33	%)(d)
Monitors and video	4%	4%	(8	%)(d)
Miscellaneous	7%	7%	4	% (d)

Hardware	60%	61%	2	% (d)
Software	35%	37%	(1	%)(d)
Services	5%	2%	124	%(d)

	100%	100%

EMEA
Number of shipping days(e)	63	61	2 days
Number of account executives	646	544 (f)	19%
Net sales per account executive(a)	$611,145	$628,010	(3%)
Gross profit per account executive(b)	$90,050	$85,221	6%
Sales mix (as a % of net sales):(c)
Networking and connectivity	3%	4%	5	% (d)
Notebooks and PDA’s	7%	8%	4	% (d)
Servers and storage	5%	5%	12	% (d)
Desktops	3%	4%	1	% (d)
Printers	3%	3%	(4	%)(d)
Memory and processors	1%	2%	(24	%)(d)
Supplies and accessories	3%	3%	11	% (d)
Monitors and video	3%	2%	15	% (d)
Miscellaneous	3%	3%	(6	%)(d)

Hardware	31%	34%	4	% (d)
Software	68%	65%	21	% (d)
Services	<1%	<1%	33	% (d)

	100%	100%

(a)	Calculated as net sales for the quarter divided by the average number of account executives. The average number of account executives is calculated as the number of account executives at the end of the quarter plus the number of account executives at the beginning of the quarter divided by two.

(b)	Calculated as gross profit for the quarter divided by the average number of account executives. The average number of account executives is calculated as the number of account executives at the end of the quarter plus the number of account executives at the beginning of the quarter divided by two.

(c)	Beginning in the first quarter of 2008, we have combined servers with storage in reporting our sales mix and are reporting desktops separately to conform with how we internally analyze our results. All prior period information has been reclassified for comparative purposes.

(d)	Represents growth/decline in category net sales.

(e)	Represents shipping days for the United Kingdom as it makes up the largest percentage of net sales in our EMEA segment.

(f)	Number of account executives for the three months ended June 30, 2007 has been changed to conform to the current period presentation. This presentation also conforms to the definition of an account executive in our North America operating segment.
- MORE -

Insight Enterprises, Inc.	1305 West Auto Drive	Tempe, Arizona 85284	480-902-1001	FAX 480-760-8958

Insight Q2 2008 Results, Page 9	August 11, 2008
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(unaudited)

	Three Months Ended	Six Months Ended
	June 30, 2008	June 30, 2008
Consolidated (Loss) Earnings from Operations:
GAAP	$(267,624)	$(249,323)
Goodwill impairment	313,949	313,949

Non-GAAP	$46,325	$64,626

Consolidated Net (Loss) Earnings from Continuing Operations:
GAAP	$(174,277)	$(163,757)
Goodwill impairment, net of tax	201,167	201,167

Non-GAAP	$26,890	$37,410

Consolidated Diluted EPS from Continuing Operations:
GAAP	$(3.74)	$(3.44)
Goodwill impairment, net of tax	4.32	4.22

Non-GAAP	$0.58	$0.78

Shares used in per share calculation:
GAAP	46,594	47,567
Dilutive potential common shares due to dilutive options and restricted stock, net of tax effect	45	205

Non-GAAP	46,639	47,772

North America (Loss) Earnings from Operations:
GAAP	$(285,620)	$(273,833)
Goodwill impairment	313,949	313,949

Non-GAAP	$28,329	$40,116

Guidance:
Reconciliation of consolidated diluted EPS from continuing operations GAAP to non-GAAP guidance:

Year Ending
December 31, 2008
GAAP	$(2.79) to (2.69)
Goodwill impairment, net of tax	4.22
Severance, net of tax	0.07

Non-GAAP	$1.50 to 1.60

- ### -

Insight Enterprises, Inc.	1305 West Auto Drive	Tempe, Arizona 85284	480-902-1001	FAX 480-760-8958